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                                                     Exhibit 23.1
                                                     Consent of KPMG LLP


                         Consent of Independent Auditors

The Partners of
Star Gas Partners, L.P.:

We consent to incorporation by reference in the registration statements Nos. 333-75701 and 333-57994 on Form S-3, No. 333-49751 on Form S-4 and Nos.
333-40138, 333-46714 and 333-53716 on Form S-8 of Star Gas Partners, L.P. of our report dated December 20, 2001, relating to the balance sheets of Star Gas LLC as of September 30, 2000 and 2001, which report appears herein.

s/KPMG LLP

Stamford, Connecticut
January 7, 2002